BOND FUNDS QUARTERLY REPORT

                         QUARTER ENDED DECEMBER 31, 1998




                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                               MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                                    BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND





                           [LOGO] SIT(SM) MUTUAL FUNDS
                                          THE INVESTMENT IS MUTUAL.(SM)

                                SIT MUTUAL FUNDS
                           BOND FUNDS QUARTERLY REPORT
                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

        A Look at Sit Mutual Funds..............................        2

        Chairman's Letter.......................................        3

        Performance Review......................................        4

        Fund Reviews

              Money Market Fund.................................        6

              U.S. Government Securities Fund...................        8

              Bond Fund.........................................       10

              Tax-Free Income Fund..............................       12

              Minnesota Tax-Free Income Fund....................       14




         This document must be preceded or accompanied by a Prospectus.

                           A LOOK AT SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $6 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Some other features include:

          *    Free telephone exchange
          *    Dollar-cost averaging through automatic investment plan
          *    Electronic transfer for purchases and redemptions
          *    Free check-writing privileges on bond funds
          *    Retirement accounts including IRAs, Keoghs and 401(k) Plans



                              SIT FAMILY OF FUNDS
                                   [GRAPHIC]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
SAFETY OF PRINCIPAL  INCREASED INCOME    LONG-TERM CAPITAL  LONG-TERM CAPITAL
AND CURRENT INCOME                       APPRECIATION       APPRECIATION
                                         AND INCOME


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
EUGENE C. SIT, CFA
CHIEF INVESTMENT OFFICER

Dear Fellow Shareholders:

      Despite many disquieting developments, including the U.S. President being impeached, the financial collapse of Russia, renewed bombing in the Middle East and a narrowly avoided hedge-fund financial meltdown in September, U.S. Treasury bond yields rose slightly during the quarter. Rebounding from the historic lows that were reached as long-term U.S. Treasury bond yields fell below 5% for the first time since 1967, the quarter ended with a 30-year Treasury yield of 5.12%, up from 4.97% at September 30th. Most domestic fixed income instruments provided less than coupon rates of return for the quarter.

Economic Overview
      The economy expanded by +3.9% over the past year. As 1998 began amidst an environment of persistent weakness overseas and deleveraging of financial assets, the consensus of economists was that U.S. economic growth would slow materially. Even though net exports subtracted significantly from GDP growth, capital investments continued to expand at a high rate until the third quarter of 1998. The biggest surprise was the continued strength of consumer spending which maintained a blistering pace during the year.
      Although growth is likely to slow in the months ahead, there is little evidence of a recession on the horizon. We believe a modest slowdown is more likely, with real growth moderating to approximately +3.0% in 1999. With respect to inflation, we can find no signs of upward pressure in commodity prices. Excess global supplies, weak Asian demand and increasing corporate efficiencies have worked in combination to keep prices from moving higher. The CPI in December year over year was +1.6%. We believe the CPI should trend up slightly in 1999, as the sharp decline in oil prices that occurred last year is unlikely to be repeated.
      The advent of European Monetary Union in 1999, we believe, is a very significant development with long-term implications for the U.S. The eleven initial country members have a combined population of 288 million (versus 261 million for the U.S.) and 19% of world trade (versus 16% for the U.S.). While it remains to be seen how effectively these eleven countries will work together under more difficult conditions, early signs of corporate consolidation and efficiency-enhancing change suggest they will become increasingly competitive economically. Finally, the forces that produced a federal budget surplus for the first time in 30 years in fiscal 1998 are very much still in place and should continue to be a source of strength for the U.S. economy in 1999.

Strategy Summary
      In contrast to the relatively passive monetary policy experienced over the previous two years, the Federal Open Market Committee implemented a series of three interest rate cuts over a seven-week period of time starting last September. The necessity for the rate cuts was the result of fears of a global credit crunch brought on by the economic and financial turmoil in Asia and Latin America, as well as the near or total collapse of a number of hedge funds; the most publicized being Long- Term Capital Management. The Fed's quick action, along with interest rate cuts by a number of international central banks, stabilized and restored confidence to the marketplace. If financial markets remain relatively stable, and the U.S. economy continues to grow modestly, we believe that the Fed will have little reason to cut rates further in the near term.
      With stable global financial markets, we expect an environment of generally unchanged interest rates thus making U.S. Treasuries less of a safe haven, and resulting in Treasury returns lagging those of corporates and other sectors. Our taxable Funds continue to be underweighted in U.S. Treasuries and are overweighted in short- to intermediate-duration securities. In municipal Funds, we remained focused on sector and security selection. As the incremental yield provided by lower-rated credits remains very narrow, we continue to seek opportunities to improve the credit quality of portfolios without giving up much income. While municipals remain attractively valued when compared to Treasury securities, they are fairly valued when compared to other taxable bond market sectors. We are monitoring opportunities created from valuation as well as from supply conditions.
      Given our expectations for stable interest rates, we believe our focus on high current income and stability of principal will help provide positive incremental returns over longer term periods. We appreciate your continued interest in the Sit Mutual Funds and look forward to helping you achieve your long-term investment goals.

Sincerely,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED DECEMBER 31, 1998  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

   The Federal Reserve has indicated in word and action that it is content with the current economic outlook; the Fed is now in a neutral posture. With a 75 basis point decline since September in the federal funds rate (currently at 4.75%), monetary policy is expected to be consistent with fostering sustained economic expansion and keeping inflationary pressure subdued.
   During the fourth quarter, three-month Treasury bill yields increased slightly from 4.36% to 4.46%. Long-term taxable bond yields remained relatively stable as we saw elections that endorsed the status quo rather than radical change, increased IMF funding, and Japan's new stimulus package. The 30-year Treasury bond yield rose slightly from 4.97% to 5.12%.
    The Fed's easing moves restored investor confidence and liquidity in the corporate sector, resulting in yield spread tightening that helped the sector outperform Treasuries for the quarter. As interest rates rebounded off of record lows earlier in the year, refinancing slowed and, as a result, the mortgage sector outperformed Treasuries as well. Similarly, the asset-backed sector outperformed for the quarter due to its relatively shorter duration.
   Consistent with taxable bond yields, municipal bond yields rose slightly during the fourth quarter. The yield on the Bond Buyer 40- Bond Index increased 12 basis points during the quarter to 5.16% on December 31st. The relative yield ratio of long municipal bonds to long Treasury bonds was 101.3% on December 31st, making municipals seem attractive relative to Treasuries. While municipals remain cheaply valued when compared to Treasury securities, they are more fairly valued when compared to other taxable bond market sectors.
   Security selection remains a strong factor of the returns earned by the Sit bond funds during the past year. These results are consistent with the Funds' dual objectives of high income and principal stability.

                                       1989        1990
                                      ------------------
SIT MONEY MARKET FUND                   ----       ----

SIT U.S. GOV'T. SECURITIES FUND        11.04      10.97

SIT BOND FUND                           ----       ----

SIT TAX-FREE INCOME FUND                8.38       7.29

SIT MINNESOTA TAX-FREE
      INCOME FUND                       ----       ----

3-MONTH U.S. TREASURY BILL              8.73       8.04
LEHMAN INTER. GOVERNMENT BOND INDEX    12.68       9.56
LEHMAN AGGREGATE BOND INDEX            14.53       8.96
LEHMAN 5-YEAR MUNICIPAL BOND INDEX      9.07       7.70

SIT INVESTMENT RESERVE FUND             8.53       7.59
      (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93)


                                         NASDAQ
                                         SYMBOL       INCEPTION
                                         ------       ---------

SIT MONEY MARKET FUND                    SNIXX        11/01/93
SIT U.S. GOV'T. SECURITIES FUND          SNGVX        06/02/87
SIT BOND FUND                            SIBOX        12/01/93
SIT TAX-FREE INCOME FUND                 SNTIX        09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND       SMTFX        12/01/93

3-MONTH U.S. TREASURY BILL                            11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                   05/31/87
LEHMAN AGGREGATE BOND INDEX                           11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                    09/30/88

(1)  Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/98.
(3) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.09%, 7.40%, 7.97%, and 8.45%, respectively (Assumes the maximum Minnesota tax bracket of 8.5%).
(4) For individuals in the 28%, 31%, 36% and 39.6% federal tax brackets, the federal tax equivalent yields are 6.36%, 6.64%, 7.16% and 7.58%, respectively (income subject to state tax, if any).

TOTAL RETURN - CALENDAR YEAR
                                                                                 YIELD
                                                                                 AS OF    DISTRIBUTION
   1991     1992     1993        1994      1995     1996     1997     1998     12/31/98     RATE (2)
---------------------------------------------------------------------------    -----------------------
   ----     ----     0.46%(1)    3.84%     5.58%    5.08%    5.22%    5.17%     4.70%(6)

  12.87     5.43     7.34        1.77     11.50     4.99     8.19     6.52      5.25         5.32%

   ----     ----     0.34(1)    -1.31     16.83     4.25     9.44     6.52      5.25         5.49%

   9.25     7.71    10.42       -0.63     12.86     5.69     9.87     6.29      4.58(4)      4.99%


   ----     ----     1.60(1)     0.63     11.90     5.89     8.19     6.14      4.67(3)      5.02%

   5.72     3.56     3.13        4.47      5.98     5.27     5.32     5.01
  14.11     6.93     8.17       -1.75     14.41     4.06     7.72     8.49
  16.00     7.40     0.54(1)    -2.92     18.47     3.63     9.65     8.69
  11.41     7.62     8.73       -1.28     11.65     4.22     6.38     5.84

   6.14     3.81     2.34(5)


                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE
          TOTAL RETURN                          PERIODS ENDED DECEMBER 31, 1998
   QUARTER          SIX MONTHS                                                       SINCE
ENDED 12/31/98    ENDED 12/31/98     1 YEAR     3 YEARS     5 YEARS    10 YEARS    INCEPTION
--------------------------------     -------------------------------------------------------
    1.22%              2.53%          5.17%      5.16%       4.98%       ----         4.90%
    0.94               3.30           6.52       6.56        6.55        8.01%        8.12
    0.03               3.15           6.52       6.72        6.98        ----         6.93
    0.53               3.36           6.29       7.27        6.72        7.66         7.68
    0.86               3.49           6.14       6.73        6.49        ----         6.71

    1.10               2.35           5.01       5.20        5.18        ----         5.11
    0.25               4.93           8.49       6.74        6.45        8.34         8.13
    0.34               4.58           8.69       7.29        7.27        ----         7.26
    0.82               3.47           5.84       5.47        5.28        7.07         7.14

(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/98 was 4.59%.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A MONEY FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES.

SIT MONEY MARKET FUND REVIEW
QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   PAUL J. JUNGQUIST, CFA

   The Sit Money Market Fund provided investors with a +1.22% return for the three months ended December 31, 1998, compared to a +1.14% average return for the Lipper Analytical Services' Money Market Fund universe. The Fund's performance ranked 59th of 328 funds in its Lipper peer group category for the fourth quarter of 1998. For the one-year, five-year and since inception (October 31, 1993) periods ended December 31, 1998, the Fund's performance ranked 66th of 309 funds, 47th of 201 funds and 44th of 195 funds in its Lipper peer group, respectively. As of December 31, 1998, the Fund's 7-day compound yield was 5.70% and its average maturity was 32 days, compared to 5.31% and 25 days, respectively, at September 30, 1998.
   The Federal Reserve decreased the federal funds rate twice during the quarter to 4.75%, in response to the economic and political turmoil roiling the global financial markets. Three-month Treasury bill yields were volatile over the past three months, ranging from a low of 3.62% in October to a high of 4.64% in November. Yields stabilized near the 4.50% level in December, however, as additional Fed easings appear unlikely in the near term. Current yield levels imply that the market is expecting no move by the Fed in the first quarter of 1999. Our forecast of growth slowing to +3.0% with inflation ticking up to +2.0% over the next year would support this Fed policy. Accordingly, the Fund will try to take advantage of current yield levels while extending its average maturity slightly.
   The Fund has focused on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. Given the recent stabilization in global financial markets -- with the exception of Brazil -- and continued strong economic activity, we do not foresee a significant impact on the short-term creditworthiness of top-tier commercial paper issuers in general. Despite the recent stabilization, financial services and industrial companies are the most likely to experience difficulties. Therefore, we will monitor the Fund's permissible credits in these sectors particularly closely.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.
      An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                 Net Asset Value 12/31/98:    $1.00 Per Share
                                  9/30/98:    $1.00 Per Share

                         Total Net Assets:   $36.01 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            Diversified Finance     18.7
                          Consumer Non-Durables     17.5
                           Captive Auto Finance     14.6
                          Consumer Loan Finance     14.3
                      Captive Equipment Finance     12.3
                             Financial Services      7.2
                     Technology/Business Equip.      4.2
                                         Retail      4.2
                                         Energy      4.0
                     Other Assets & Liabilities      3.0

                            AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                     ----------------------------------------    ------------------------------------------
                      Money     Lipper Money    U.S. Treasury      Money     Lipper Money     U.S. Treasury
                     Market        Market            Bill         Market        Market             Bill
                      Fund         Average        (3-Month)        Fund         Average         (3-Month)
                     ------     ------------    -------------     ------     ------------     -------------
3 Months              1.22%        1.14%            1.10%          1.22%         1.14%            1.10%
  (not annualized)
1 Year                5.17         4.84             5.01           5.17          4.84             5.01
3 Years               5.16         4.87             5.20          16.28         15.34            16.42
5 Years               4.98         4.77             5.18          27.48         26.25            28.70
Inception             4.90         4.70             5.11          28.06         28.70            29.38
  (11/1/93)

* As of 12/31/98

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000

                              [PLOT POINTS CHART]

        3-MONTH U.S. TREASURY BILL INDEX      SIT MONEY MARKET FUND

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/98 would have grown to $12,806 in the Fund or $12,938 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)
                       AS RATED BY MOODY'S, S&P AND FITCH

                            First Tier Securities 100%

                                  [PIE CHART]

                           First Tier Securities  100%
                           Second Tier Securities   0%

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   BRYCE A. DOTY, CFA

   The Sit U.S. Government Securities Fund provided investors with a +0.94% return for the fourth quarter of 1998 compared to a +0.25% return of the Lehman Intermediate Government Bond Index. Morningstar, a nationally recognized mutual fund rating service, gave the Fund its highest rating of 5 stars. Morningstar also ranked the Fund #1 for highest return and #4 for lowest risk in its category of Short-Term Government funds for the five years ended November 30, 1998 out of 116 funds. As of December 31, 1998, the Fund's 30-day SEC yield was 5.25% and its 12-month distribution rate was 5.32%, compared to 5.48% and 5.55%, respectively, at September 30, 1998.
   The Federal Reserve lowered short-term interest rates three times from September 29th to November 17th of 1998. The Federal Reserve's actions calmed the bond and stock markets. As a result, we saw a small reversal of the "flight to quality" that occurred in the third quarter in which investor demand caused a significant drop in U. S. Treasury yields. In the fourth quarter, U.S. Treasury bond yields rose with the yield on the 2-year maturity U.S.
Treasury increasing by +0.26% to 4.54% at year end.
   The rise in yields caused prices of the Fund's longer duration securities to fall and resulted in negative returns for those holdings. The Fund's mortgage holdings provided the highest return for the quarter due to their relatively stable prices and high income.
   Activity last quarter primarily involved selling some larger pools of mortgage pass-through securities. While the sale proceeds were reinvested in U.S. Treasuries, the Fund will most likely purchase additional mortgage pass-through securities. We expect to purchase relatively smaller pools of mortgage pass-through securities, which will most likely provide a higher yield than the larger pools that were sold.
   As global financial markets stabilize, we expect demand for U.S. Treasuries as a safe haven to lessen. As a result, we expect U.S. Treasury yields to rise relative to other sectors. We anticipate moderately slower economic growth in 1999 with continued moderate inflation. We also expect the Federal Reserve to lower short-term rates if growth slows significantly or if the recent liquidity crisis returns. As a result, the Fund continues to be heavily weighted in short- to intermediate-average life mortgage securities that provide high interest income.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.
      Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities (Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC)).


                                PORTFOLIO SUMMARY

                    Net Asset Value 12/31/98:    $10.64 Per Share
                                     9/30/98:    $10.78 Per Share

                            Total Net Assets:   $142.40 Million

                            30-Day SEC Yield:      5.25%

                  12-Month Distribution Rate:      5.32%

                            Average Maturity:     13.8 Years

                          Effective Duration:      2.6 Years(1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                   [BAR CHART]

                                GNMA Pass-Through    48.7
                                    U.S. Treasury    24.4
                                FNMA Pass-Through    10.5
              Collateralized Mortgage Obligations     7.8
                               FHLMC Pass-Through     5.1
                                  Cash Equivalent     3.5

                            AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------    ------------------------------------------
                       Sit                                           Sit
                    U.S. Gov't.      Lipper      Lehman Inter.    U.S. Gov't.      Lipper      Lehman Inter.
                    Securities     U.S. Gov't.    Gov't. Bond     Securities     U.S. Gov't.    Gov't Bond
                       Fund       Fund Average       Index           Fund       Fund Average       Index
                    -----------   ------------   -------------    -----------   ------------   -------------
3 Months            0.94%           -0.31%           0.25%            0.94%         -0.31%         0.25%
  (not annualized)
1 Year              6.52             8.07            8.49             6.52           8.07          8.49
5 Years             6.55             6.16            6.45            37.30          34.86         36.71
10 Years            8.01             8.22            8.34           116.09         120.31        122.75
Inception           8.12             7.88            8.13           147.19         141.05        147.59
  (6/2/87)

* As of 12/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

     SIT U.S. GOV'T. SECURITIES FUND       LEHMAN INTER. GOV'T. BOND INDEX

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/98 would have grown to $24,719 in the Fund or $24,759 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

                                   [BAR CHART]

                               YEARS
                                 0-1        3.5%
                                 1-5       76.5%
                                5-10       15.4%
                               10-20        4.6%
                                  20+       0.0%

SIT BOND FUND REVIEW
QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   BRYCE A. DOTY, CFA

   The Sit Bond Fund provided investors with a +0.03% return for the fourth quarter of 1998, which equaled the +0.03% average return for the Lipper Analytical Services Intermediate Investment Grade Bond Fund universe. For the three years ended December 31, 1998, the Fund's annualized total return of +6.72% exceeded the +6.33% average return for its Lipper universe, ranking it 48th of 167 funds. Also, the Fund's performance since inception (December 1, 1993) ranked it 24th of 104 funds. As of December 31, 1998, the Fund's 30-day SEC yield was 5.25% and its 12-month distribution rate was 5.49%, compared to 5.73% and 5.80%, respectively, at September 30, 1998.
   The Federal Reserve lowered short-term interest rates three times from September 29th to November 17th of 1998. The Federal Reserve's actions calmed the bond and stock markets. As a result, we saw a small reversal of the "flight to quality" that occurred in the third quarter in which investor demand caused a significant drop in U. S. Treasury yields. In the fourth quarter, U.S. Treasury bond yields rose with the yield on the 30-year maturity U.S.
Treasury increasing by +0.13% to 5.12% at year end.
   The rise in yields caused prices of the Fund's longer duration securities to fall which resulted in negative returns for those holdings. The Fund's mortgage holdings provided the highest return for the quarter due to their relatively stable prices and high income. On average, the Fund earned enough income for the quarter to offset the decline in security prices.
   Activity last quarter primarily involved decreasing the Fund's weighting in collateralized mortgage obligations and mortgage pass-through securities and increasing the Fund's weighting in corporate securities. This shift was done to take advantage of the relatively higher yield available in corporate securities as spreads versus Treasury securities widened.
   As global financial markets stabilize, we expect demand for U.S. Treasuries as a safe haven to lessen. As a result, we expect U.S. Treasury yields to rise relative to other sectors. We anticipate moderately slower economic growth in 1999 with continued moderate inflation. We also expect the Federal Reserve to lower short-term rates if growth slows significantly or if the recent liquidity crisis returns. As a result, the Fund continues to be underweighted in U.S. Treasuries and is overweighted in short- to intermediate-average life corporate, mortgage-backed, and asset-backed securities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.
     The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY

                    Net Asset Value 12/31/98:   $10.08 Per Share
                                     9/30/98:   $10.28 Per Share

                            Total Net Assets:   $11.51 Million

                            30-Day SEC Yield:     5.25%

                  12-Month Distribution Rate:     5.49%

                            Average Maturity:    18.0 Years

                          Effective Duration:     3.8 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            Mortgage Pass Through     39.2
                          Corporate Bonds & Notes     22.0
                                    U.S. Treasury     20.0
                          Asset-Backed Securities     11.3
                          Closed-End Mutual Funds      3.7
              Collateralized Mortgage Obligations      2.2
Other Assets and Liabilities and Cash Equivalents      1.6

                          AVERAGE ANNUAL TOTAL RETURNS*                 CUMULATIVE TOTAL RETURNS*
                     ---------------------------------------     ---------------------------------------
                                Lipper Inter.       Lehman                  Lipper Inter.       Lehman
                     Bond     Investment Grade     Aggregate     Bond     Investment Grade    Aggregate
                     Fund      Bond Fund Avg.     Bond Index     Fund      Bond Fund Avg.     Bond Index
                     -----    ----------------    ----------     ------   ----------------    ----------
3 Months             0.03%         0.03%             0.34%         0.03%         0.03%           0.34%
  (not annualized)
1 Year               6.52          7.25              8.69          6.52          7.25            8.69
3 Years              6.72          6.33              7.29         21.53         20.23           23.51
5 Years              6.98          6.36              7.27         40.13         36.13           42.06
Inception            6.93          6.34              7.26         40.60         36.73           42.83
  (12/1/93)

* As of 12/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

                    SIT BOND FUND        LEHMAN AGGREGATE BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/98 would have grown to $14,060 in the Fund or $14,283 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)

                          LOWER OF MOODY'S OR S&P USED.

                                   [PIE CHART]

                            U.S. Government    20.0%
Government Agency Backed Securities & CMO's    41.4%
                                        AAA    10.9%
                                         AA     1.7%
                                          A    10.5%
                                        BBB    13.9%
                 Other Assets & Liabilities     1.6%

SIT TAX-FREE INCOME FUND REVIEW
QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   DEBRA A. SIT, CFA

   Municipal bond yields rose slightly during the quarter and have remained within a narrow range throughout the year. The Sit Tax-Free Income Fund provided shareholders a total return of +0.53% for the quarter and +6.29% for the year ended December 31, 1998. The Fund's total return ranked 18th of 262 general municipal funds tracked by Lipper Analytical Services for the past quarter and 19th of 246 funds for the past year. For the past three years, five years and ten years, the Fund's performance ranked 7th of 198 funds, 5th of 141 funds and 38th of 74 funds, respectively. The Fund's price per share decreased $0.12 during the quarter to $10.46 on December 31, 1998, and ranged between $10.28 and $10.62 during the year. As of December 31, 1998, the Fund's 30-day SEC yield was 4.58% and its 12-month distribution rate was 4.99%, compared to 4.54% and 5.10%, respectively, on September 30, 1998.
   Fund assets increased to $805.2 million from $684.8 million at September 30, 1998, and from $453.5 million one year ago. Cash flow was used to purchase bonds across several industry and ratings categories, and most sector weightings were relatively unchanged during the quarter. Multifamily housing bonds increased from 25.0% to 27.9% and health care increased from 22.2% to 23.6%. Single family housing bonds decreased from 14.5% to 12.6% as purchases did not keep pace with incoming cash flow. Cash decreased from 11.5% to 8.0%. Securities rated BBB decreased from 28.5% to 27.3% and securities rated "A" or better comprised well over two-thirds of the Fund. While the Fund's implied duration increased from
5.6 years to 7.0 years, its average maturity increased only slightly from 17.0 years to 17.8 years.
   The Fund's performance continues to be driven by its emphasis on securities which provide higher coupon income and principal stability. The Fund continues to focus on purchasing bonds in the 8- to 20-year maturity range where the municipal yield curve is steepest. We believe that municipal bonds are currently very attractively valued relative to U.S. Treasury securities and that they should provide strong relative performance in 1999.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.
     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

                     Net Asset Value  12/31/98:    $10.46 Per Share
                                       9/30/98:    $10.58 Per Share

                              Total Net Assets:   $805.17 Million

                              30-Day SEC Yield:      4.58%

                          Tax Equivalent Yield:      7.58% (1)

                    12-Month Distribution Rate:      4.99%

                              Average Maturity:     17.8 Years

               Duration to Estimated Avg. Life:      7.2 Years (2)

                              Implied Duration:      7.0 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See page 13.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                  Multifamily Mortgage Revenue     27.9
                  Hospital/Health Care Revenue     23.6
                Single Family Mortgage Revenue     14.4
                                 Other Revenue      8.1
                       Closed-End Mutual Funds      4.9
                        Education/Student Loan      3.6
          Industrial Revenue/Pollution Control      2.9
               Escrowed to Maturity/Pre-Refund      2.0
                                Transportation      1.5
                             Public Facilities      1.0
                        Municipal Lease Rental      0.7
                               Gen. Obligation      0.6
                             Sales Tax Revenue      0.5
                                       Utility      0.3
                               Cash Equivalent      8.0

                          AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                   -------------------------------------------    -------------------------------------------
                   Tax-Free     Lipper General       Lehman       Tax-Free     Lipper General       Lehman
                    Income        Muni. Bond      5-Year Muni.     Income        Muni. Bond      5-Year Muni.
                     Fund          Fund Avg.       Bond Index       Fund          Fund Avg.       Bond Index
                   --------     --------------    ------------    --------     --------------    ------------
3 Months             0.53%           0.09%           0.82%            0.53%           0.09%           0.82%
  (not annualized)
1 Year               6.29            5.32            5.84             6.29            5.32            5.84
5 Years              6.72            5.44            5.28            38.43           30.33           29.33
10 Years             7.66            7.70            7.07           109.14          109.94           98.06
Inception            7.68            7.79            7.14           113.72          115.76           99.38
  (9/29/88)

* As of 12/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

          SIT TAX-FREE INCOME FUND       LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/98 would have grown to $21,372 in the Fund or $19,955 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                           BBB   27.3%
                                             A   25.6%
                                            AA   15.9%
                                           AAA   23.2%
                    Other Assets & Liabilities    8.0%

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
QUARTER ENDED DECEMBER 31, 1998

[PHOTO]
SENIOR PORTFOLIO MANAGERS
   MICHAEL C. BRILLEY
   DEBRA A. SIT, CFA

   Municipal bond yields rose slightly during the quarter and have remained within a narrow range throughout the year. The Sit Minnesota Tax-Free Income Fund provided shareholders a total return of +0.86% for the quarter and +6.14% for the year ended December 31, 1998. The Fund's total return ranked 5th of 47 Minnesota municipal funds tracked by Lipper Analytical Services for the past quarter and 11th of 47 funds for the past year. For the past three years, five years and period since inception on December 1, 1993, the Fund's performance ranked 2nd of 45 funds, 1st of 27 funds and 1st of 25 funds, respectively. The Fund's price per share decreased $0.04 during the quarter to $10.60 on December 31, 1998, and ranged between $10.42 and $10.67 during the year. As of December 31, 1998, the Fund's 30-day SEC yield was 4.67% and its 12-month distribution rate was 5.02% compared to 4.74% and 5.12%, respectively, on September 30, 1998.
   Fund assets increased to $231.4 million from $194.3 million at September 30, 1998, and from $128.8 million one year ago. Cash flow was used to purchase bonds across several industry and ratings categories. Health care bonds increased from 15.9% to 19.3% as the Fund has continued to focus on adding bonds in this higher yielding sector. In addition, lease bonds increased from 2.0% to 3.3% and escrowed to maturity/prerefunded bonds increased to 1.7%. The Fund's weighting in multifamily housing decreased from 41.5% to 37.2% as purchases did not keep pace with incoming cash flow. Cash was relatively unchanged at 5.8% at quarter end. Non-rated holdings increased from 36.3% to 38.0% as securities rated "A" or better decreased from 57.7% to 49.9%. While the Fund's implied duration increased from 6.2 years to 6.9 years, its average maturity decreased slightly from 19.8 years to 19.4 years.
   The Fund's performance continues to be driven by its emphasis on securities which provide higher coupon income and principal stability. The Fund continues to focus on purchasing bonds in the 8- to 20-year maturity range where the municipal yield curve is steepest. We believe that municipal bonds are currently very attractively valued relative to U.S. Treasury securities and that they should provide strong relative performance in 1999.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.
      The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.


                                PORTFOLIO SUMMARY

                      Net Asset Value 12/31/98:     $10.60
                                       9/30/98:     $10.64 Per Share

                              Total Net Assets:    $231.42 Million

                              30-Day SEC Yield:       4.67%

                          Tax Equivalent Yield:       8.45% (1)

                    12-Month Distribution Rate:       5.02%

                              Average Maturity:      19.4 Years

               Duration to Estimated Avg. Life:       7.4 Years (2)

                              Implied Duration:       6.9 Years (2)

(1)  For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2)  See page 15.


                               PORTFOLIO STRUCTURE

                                   [BAR CHART]

                         Multifamily Mortgage Revenue     37.2
                         Hospital/Health Care Revenue     19.3
                       Single Family Mortgage Revenue     12.6
                 Industrial Revenue/Pollution Control      4.8
                                  Other Revenue Bonds      4.7
                              Closed-End Mutual Funds      4.4
                                                Lease      3.3
                                   General Obligation      3.0
                               Education/Student Loan      2.4
                      Escrowed to Maturity/Pre-Refund      1.7
                                    Public Facilities      0.8
                                      Cash Equivalent      5.8

                            AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                    ------------------------------------------     -------------------------------------------
                        Sit                                            Sit
                    MN Tax-Free      Lipper MN        Lehman       MN Tax-Free      Lipper MN        Lehman
                      Income        Muni. Bond     5-Year Muni.      Income        Muni. Bond     5-Year Muni.
                       Fund          Fund Avg.      Bond Index        Fund          Fund Avg.      Bond Index
                    -----------     ----------     ------------    -----------     ----------     ------------
3 Months              0.86%            0.40%           0.82%          0.86%            0.40%           0.82%
  (not annualized)
1 Year                6.14             5.55            5.84           6.14             5.55            5.84
3 Years               6.73             5.56            5.47          21.59            17.62           17.34
5 Years               6.49             5.27            5.28          36.92            29.26           29.33
Inception             6.71             5.52            5.49          39.11            31.43           31.22
  (12/1/93)

* As of 12/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

                               [PLOT POINTS CHART]

          SIT MN TAX-FREE INCOME FUND       LEHMAN 5-YEAR MUNI. BOND INDEX

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/98 would have grown to $13,911 in the Fund or $13,122 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                             (% of total net assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                     Not Rated    38.0%
                                           BBB     6.3%
                                             A     8.4%
                                            AA    21.0%
                                           AAA    20.5%
                    Other Assets & Liabilities     5.8%

                                                       ADVISER'S ASSESSMENT OF
                                                        NOT-RATED SECURITIES

                                                          AAA       0.3%
                                                           AA       0.3
                                                            A       3.5
                                                          BBB      21.2
                                                           BB      11.7
                                                            B       1.0
                                                        Total      38.0%

[LOGO]

Directors:
                      Eugene C. Sit, CFA
                      Peter L. Mitchelson, CFA
                      Michael C. Brilley
                      John E. Hulse
                      Sidney L. Jones
                      Donald W. Phillips
                      William E. Frenzel

Director Emeritus:
                      Melvin C. Bahle

Officers:
                      Eugene C. Sit, CFA           Chairman
                      Peter L. Mitchelson, CFA     Vice Chairman
                      Mary K. Stern, CFA           President
                      Michael C. Brilley           Senior Vice President
                      Roger J. Sit                 Senior Vice President
                      Paul E. Rasmussen            Vice President & Treasurer
                      Debra A. Sit, CFA            Vice President - Investments;
                                                      Assistant Treasurer
                      Bryce A. Doty, CFA (1)       Vice President - Investments
                      Paul J. Jungquist, CFA (2)   Vice President - Investments
                      Michael P. Eckert            Vice President
                      Michael J. Radmer            Secretary
                      Carla J. Rose                Assistant Secretary



(1)   Bond and U.S. Government Securities Funds only.
(2)   Money Market Fund only.

QUARTERLY REPORT
BOND FUNDS

QUARTER ENDED DECEMBER 31, 1998


INVESTMENT ADVISER

SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR

SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


CUSTODIAN
THE NORTHERN TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT

FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166


AUDITORS
KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402


LEGAL COUNSEL
DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

                                                            MEMBER OF
                                                            ====================
                                                            100% NO-LOAD
                                                                 MUTUAL FUND
                                                                 COUNCIL
                                                            ====================